Exhibit 10.5

WAIVER TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Waiver to Second Amended and Restated Credit Agreement (“Waiver”) is entered into as of September 26, 2013, by and among WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (as successor-by-merger to Wells Fargo Capital Finance, Inc.), as administrative agent (the “Agent”) for the lenders (the “Lenders”) party to the Credit Agreement (as defined below), and the Lenders, on the one hand, and OCLARO, INC., a Delaware corporation (“Parent”), OCLARO TECHNOLOGY LIMITED, a company incorporated under the laws of England and Wales (“Borrower”), and the Grantors (defined below) identified on the signature pages hereto, on the other hand. All initially capitalized terms used in this Waiver shall have the meanings given to them in the Credit Agreement referred to below unless specifically defined herein.

A. Agent, Lenders, Parent and Borrower have previously entered into that certain Second Amended and Restated Credit Agreement, dated as of November 2, 2012 (as amended, supplemented, amended and restated, or otherwise modified, the “Credit Agreement”).

B. An Event of Default has occurred and is continuing under Section 8.2(a) of the Credit Agreement as a result of Borrower’s failure to consummate one or more Strategic Transactions by the Milestone Date as required by Section 5.20(a) of the Credit Agreement (the “Existing Default”). Borrower has requested that Agent and Lenders waive the Existing Default. Agent and Lenders are willing to agree to waive the Existing Default on the terms and conditions specified herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower, Parent, Grantors, Agent and Lenders agree as follows:

1. ACKNOWLEDGMENTS AND AGREEMENTS.

(a) Acknowledgment of Obligations. Borrower hereby acknowledges, confirms and agrees that all such loans, together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by Borrower to Agent and Lenders, pursuant to the Loan Documents are unconditionally owing by Borrower to Agent and Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.

(b) Acknowledgment of Security Interests. Each Grantor hereby acknowledges, confirms and agrees that Agent has and will continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Agent pursuant to the Credit Agreement and the Loan Documents or otherwise granted to or held by Agent, in all cases subject to Permitted Liens.

(c) Restrictions on Advances and Letters of Credit. Notwithstanding the effect of this Waiver or anything to the contrary set forth in the Credit Agreement or any other Loan Document, until such time as Agent and Lenders agree otherwise in writing (such agreement to be given or withheld in Agent’s and each Lender’s sole and absolute discretion):

(i)	Neither Agent nor any Lender shall be obligated to make any Advances, issue any Letters of Credit or provide any other extension of credit or other financial accommodations, except (A) Agent may make Advances or otherwise charge the Loan Account (1) to pay any accrued and unpaid Lender Group Expenses and (2) to pay any accrued and unpaid interest and fees payable to the Lender Group and (B) Agent and each Lender may make Advances, as Agent and such Lender deem appropriate, in their sole and absolute discretion (each such Advance, a “Discretionary Advance” and collectively, the “Discretionary Advances”); any decision of Agent and each Lender to make any Discretionary Advance shall not be construed as creating any course of dealing, shall not entitle Borrower to any further Discretionary Advance; and

(ii)	any right or action of Borrower set forth in the Loan Documents that is conditioned on the absence of any Event of Default may not be exercised or taken.

(d) Additional Advances and Other Financial Accommodations. Each Loan Party agrees that if Agent and Lenders do not agree (such agreement to be given or withheld in Agent’s and each Lender’s sole and absolute discretion) to make Advances, issue Letters of Credit or otherwise provide any other extensions of credit under the Credit Agreement and the other Loan Documents (other than as provided in Section 1(c)), and to establish new financial covenants, within 30 days of the date hereof (or such later date as may be agreed to in writing by Agent), an immediate Event of Default will be deemed to have occurred and Agent and Lenders may, as a result thereof, (i) declare the Revolver Commitment terminated, whereupon the Revolver Commitments shall immediately be terminated together with (A) any obligation of any Lender to make Advances, (B) the obligation of the Swing Lender to make Swing Loans, and (C) the obligation of the Issuing Lender to issue Letters of Credit, (ii) declare the Obligations to be immediately due and payable under the terms of the Credit Agreement and the Loan Documents, (iii) exercise any other rights and remedies available thereto under the Loan Documents or applicable law or (iv) any of the above. In furtherance of the foregoing, Parent shall deliver to Agent such financial projections as Agent requests within ten days of the date hereof. It is understood and agreed that nothing in the Credit Agreement (as modified by this Waiver) or this Waiver constitutes a commitment of Agent or any Lender to enter into any agreement to make Advances, issue Letters of Credit or otherwise provide any other extensions of credit.

(e) Binding Effect of Documents. Each Loan Party hereby acknowledges, confirms and agrees that: (i) this Waiver constitutes a Loan Document, (ii) each of the Credit Agreement and the Loan Documents to which it is a party has been duly executed and delivered to Agent by such Loan Party, and each is and will remain in full force and effect as of the date hereof except as modified pursuant hereto, (iii) the agreements and obligations of Loan Parties contained in such documents and in this Waiver constitute the legal, valid and binding Obligations of Loan Parties, enforceable against it in accordance with their respective terms, and no Loan Party has any knowledge of any valid defense to the enforcement of such Obligations, and (iv) Agent is and will be entitled to the rights, remedies and benefits provided for under the Credit Agreement and the Loan Documents and applicable law.

2. WAIVER IN RESPECT OF EXISTING DEFAULT.

(a) Acknowledgment of Default. Borrower hereby acknowledges and agrees that the Existing Default has occurred and is continuing, constitutes an Event of Default and entitles Agent to exercise its rights and remedies under the Credit Agreement and the Loan Documents, applicable law or otherwise. Borrower represents and warrants that as of the date hereof, no Events of Default exist other than the Existing Default. Borrower hereby acknowledges and agrees that Agent has the exercisable right to declare the Obligations to be immediately due and payable under the terms of the Credit Agreement and the Loan Documents. Borrower acknowledges that neither Agent, Issuing Lender or any Lender has any obligation to make any Advance or issue any Letters of Credit.

(b) Waiver. In reliance upon the representations, warranties and covenants of Borrower contained in this Waiver, and subject to the terms and conditions of this Waiver and any documents or instruments executed in connection herewith, Agent and Lenders hereby waive the Existing Default.

(c) No Other Waivers; Reservation of Rights.

(i) Agent has not waived, is not by this Waiver waiving, and has no intention of waiving, any Events of Default (other than the Existing Default) which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Existing Default or otherwise), and Agent has not agreed to forbear with respect to any of its rights or remedies concerning any Events of Default occurring at any time.

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(ii) Subject to Section 2(b) above (solely with respect to the Existing Default), Agent reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Credit Agreement and the Loan Documents as a result of any Events of Default occurring at any time. Agent has not waived any of such rights or remedies, and nothing in this Waiver, and no delay on its part in exercising any such rights or remedies, will be construed as a waiver of any such rights or remedies.

(d) Additional Events of Default. The parties hereto acknowledge, confirm and agree that any misrepresentation by any Loan Party in any material respect, or any failure of any Loan Party to comply with the covenants, conditions and agreements contained in this Waiver will constitute an immediate Event of Default under the Credit Agreement and the Loan Documents.

3. REPRESENTATIONS AND WARRANTIES. Parent, Borrower, and each Grantor each hereby affirms to Agent and Lenders that all of its representations and warranties set forth in the Credit Agreement are true, complete and accurate in all respects as of the date hereof.

4. CONDITIONS PRECEDENT. The effectiveness of this Waiver is expressly conditioned upon receipt by Agent of a fully executed copy of this Waiver and the Reaffirmation of Guaranty attached hereto.

5. RELEASE.

(a) Except with respect to the rights of Borrower, Parent, and each Grantor expressly provided herein, in consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower, Parent, and each Grantor, on behalf of itself and its successors, assigns and other legal representatives (each of Borrower, Parent, and each Grantor and all such other persons being hereinafter referred to collectively as “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent and each Lender and all such other persons being hereinafter referred to collectively as “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Releasors may now or hereafter own, hold, have or claim to have against Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Waiver, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto.

(b) It is the intention of each of Borrower, Parent, and each Grantor that this Waiver and the release set forth above shall constitute a full and final accord and satisfaction of all claims they may have or hereafter be deemed to have against Releasees as set forth herein. In furtherance of this intention, each of Borrower, Parent, and each Grantor, on behalf of itself and each other Releasor, expressly waives any statutory or common law provision that would otherwise prevent the release set forth above from extending to claims that are not currently known or suspected to exist in any Releasor’s favor at the time of executing this Waiver and which, if known by Releasors, might have materially affected the agreement as provided for hereunder. Each of Borrower, Parent, and each Grantor, on behalf of itself and each other Releasor, acknowledges that it is familiar with Section 1542 of California Civil Code:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

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Each of Borrower, Parent, and each Grantor, on behalf of itself and each other Releasor, waives and releases any rights or benefits that it may have under Section 1542 to the full extent that it may lawfully waive such rights and benefits, and each of Borrower, Parent, and each Grantor, on behalf of itself and each other Releasor, acknowledges that it understands the significance and consequences of the waiver of the provisions of Section 1542 and that it has been advised by its attorney as to the significance and consequences of this waiver.

(c) Each of Borrower, Parent, and each Grantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(d) Each of Borrower, Parent, and each Grantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

6. COVENANT NOT TO SUE. Each of the Releasors hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasor pursuant to Section 5 above. If any Releasor violates the foregoing covenant, Borrower, for itself and its successors, assigns and other legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

7. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent’s and Lenders’ out-of-pocket costs and reasonable expenses (including, without limitation, the fees and expenses of their respective counsel, which counsel may include any local counsel deemed by Agent as necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Waiver and all related documents.

8. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Waiver and the terms and provisions of the Credit Agreement, the terms and provisions of this Waiver shall govern. In all other respects, the Credit Agreement, as amended and supplemented hereby, shall remain in full force and effect.

9. COUNTERPARTS; EFFECTIVENESS. This Waiver may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Waiver. This Waiver shall become effective upon the execution of a counterpart of this Waiver by each of the parties hereto and the satisfaction of the condition precedent in Section 4 above.

[Signatures on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Waiver as of the date first set forth above.

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent and a Lender

By:	/s/ Patrick McCormack
Name:	Patrick McCormack
Title:	Vice President

Signature Page to Waiver to Second Amended and Restated Credit Agreement

SILICON VALLEY BANK, as a Lender

By:	/s/ Marla Johnson
Name:	Marla Johnson
Title:	Managing Director

Signature Page to Waiver to Second Amended and Restated Credit Agreement

OCLARO, INC., a Delaware corporation, as Parent and a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Chief Financial Officer

OCLARO TECHNOLOGY LIMITED, a company incorporated under the laws of England and Wales, as Borrower and a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Secretary

Witness:

By:	/s/ Brenda Scott
Name:	Brenda Scott
Title:	Legal Exec. Assistant
Address:	2560 Junction Ave San Jose, CA 95134

Signature Page to Waiver to Second Amended and Restated Credit Agreement

OCLARO TECHNOLOGY, INC., as Delaware corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Treasurer & Secretary

OCLARO (NEW JERSEY), INC., as Delaware corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, CFO & Secretary

OCLARO PHOTONICS, INC., as Delaware corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, Treasurer & Secretary

OCLARO (NORTH AMERICA), INC., as Delaware corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	CEO, CFO & Secretary

MINTERA CORPORATION, as Delaware corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, CFO & Secretary

OPNEXT, INC., as Delaware corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	CEO, President, CFO & Secretary

Signature Page to Waiver to Second Amended and Restated Credit Agreement

PINE PHOTONICS COMMUNICATIONS, INC., a Delaware corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, Treasurer & Secretary

OPNEXT SUBSYSTEMS, INC., a Delaware corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, CFO & Secretary

Signature Page to Waiver to Second Amended and Restated Credit Agreement

BOOKHAM INTERNATIONAL LTD., a company organized under the laws of the Cayman Islands, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Secretary

BOOKHAM NOMINEES LIMITED, a company incorporated under the laws of England and Wales, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Secretary

Witness:

By:	/s/ Brenda Scott
Name:	Brenda Scott
Title:	Legal Exec. Assistant
Address:	2560 Junction Ave San Jose, CA 95134

OCLARO (CANADA) INC., a federally incorporated Canadian corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President & Treasurer

Signature Page to Waiver to Second Amended and Restated Credit Agreement

OCLARO INNOVATIONS LLP, a limited liability partnership organized under the laws of England and Wales, as a Grantor

By:	Oclaro, Inc., its member

	By:	/s/ Jerry Turin
	Name:	Jerry Turin
	Title:	CFO

By:	Oclaro (North America), Inc., its member

	By:	/s/ Jerry Turin
	Name:	Jerry Turin
	Title:	CEO, CFO & Secretary

Signature Page to Waiver to Second Amended and Restated Credit Agreement

REAFFIRMATION OF GUARANTY

Each of the undersigned has executed an Amended and Restated General Continuing Guaranty (Domestic) or Amended and Restated General Continuing Guaranty (Foreign) (each, a “Guaranty”), in favor of Wells Fargo Capital Finance, LLC, a Delaware limited liability company (as successor-by-merger to Wells Fargo Capital Finance, Inc.) (“WFCF”), as agent (in such capacity, the “Agent”) for the lenders (the “Lenders”) from time to time party to Credit Agreement (as defined above) respecting the obligations of Oclaro Technology Limited, a company organized under the laws of England and Wales (the “Borrower”) and Oclaro, Inc., a Delaware corporation (the “Parent”), owing to the Lenders. Each of the undersigned acknowledges the terms of the above Waiver and reaffirms and agrees that: (i) its Guaranty remains in full force and effect; (ii) nothing in such Guaranty obligates Agent or any Lender to notify any of the undersigned of any changes in the financial accommodations made available to the Borrower or to seek reaffirmations of any of the Guaranties; and (iii) no requirement to so notify any of the undersigned or to seek reaffirmation in the future shall be implied by the delivery or execution of this reaffirmation.

OCLARO INNOVATIONS LLP a limited liability partnership organized under the laws of England and Wales

By:	Oclaro, Inc., its member

	By:	/s/ Jerry Turin
	Name:	Jerry Turin
	Title:	CFO

By:	Oclaro (North America), Inc., its member

	By:	/s/ Jerry Turin
	Name:	Jerry Turin
	Title:	CEO, CFO & Secretary

BOOKHAM NOMINEES LIMITED, a company incorporated under the laws of England and Wales

By:	/s/ Jerry Turin
	Name:	Jerry Turin
	Title:	Secretary

Witness:

By:	/s/ Brenda Scott
Name:	Brenda Scott
Title:	Legal Exec. Assistant
Address:	2560 Junction Ave San Jose, CA 95134

BOOKHAM INTERNATIONAL LTD., a company organized under the laws of the Cayman Islands

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Secretary

Signature Page to Reaffirmation of Guaranty

OCLARO (CANADA) INC.,
a federally incorporated Canadian corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President & Treasurer

Signature Page to Reaffirmation of Guaranty

OCLARO, INC., a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Chief Financial Officer

OCLARO TECHNOLOGY, INC., a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Treasurer & Secretary

OCLARO (NEW JERSEY), INC., a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, CFO & Secretary

OCLARO PHOTONICS, INC., a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, Treasurer & Secretary

MINTERA CORPORATION, a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, CFO & Secretary

OCLARO (NORTH AMERICA), INC., a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	CEO, CFO & Secretary

Signature Page to Reaffirmation of Guaranty

OPNEXT, INC., a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	CEO, President, CFO & Secretary

PINE PHOTONICS COMMUNICATIONS, INC., a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, Treasurer & Secretary

OPNEXT SUBSYSTEMS, INC., a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, CFO & Secretary

Signature Page to Reaffirmation of Guaranty